Exhibit 99.l   NEWS RELEASE

As previously announced, TDS will hold a teleconference Aug. 1, 2014 at 9:30 a.m. CDT. Interested parties may listen to the call live via the Events & Presentations page of investors.teldta.com.

FOR IMMEDIATE RELEASE

TDS reports second quarter 2014 results

U.S. Cellular provides 2014 financial guidance; TDS Telecom raises AIBIT guidance

CHICAGO, (Aug. 1, 2014) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,236.4 million for the second quarter of 2014, versus $1,228.2 million for the comparable period one year ago. Net income (loss) attributable to TDS shareholders and related diluted earnings (loss) per share were $(22.0) million and $(0.20) respectively, for the second quarter of 2014, compared to $156.1 million and $1.42, respectively, in the comparable period one year ago.  Year-over-year comparisons are affected by U.S. Cellular’s divestiture transaction and acquisitions at TDS Telecom, in 2013.

“Our businesses were productive in the second quarter. We’re seeing positive results from strategic growth initiatives we’ve implemented over the last few years,” said LeRoy T. Carlson, Jr., TDS president and CEO.

“U.S. Cellular generated strong gross customer additions and significantly reduced postpaid churn in the quarter, leading to net postpaid customer growth in June. Our high-quality 4G LTE network, competitive service plans, devices, pricing and our new equipment installment plans helped drive smartphone penetration to 55 percent, which increased data usage and helped us achieve higher average revenue per postpaid customer.

“TDS Telecom posted another solid quarter of earnings and revenue growth, fueled by residential TDS TV customer additions, broadband speed upgrades, and commercial managedIP connections, and by realizing significant cost reductions. We continue to be excited about the growth potential in our cable business. At Baja Broadband, we are working to improve our video offerings and increase broadband penetration. We also are focused on ensuring a smooth completion to our BendBroadband acquisition in the third quarter. In our hosted and managed services business, OneNeck IT Solutions, we increased revenues through growth in recurring services and through the effect of acquisitions.”

2014 Estimated Results

Estimates of full-year 2014 results for U.S. Cellular, TDS Telecom and TDS are shown below.  Such estimates represent management’s view as of August 1, 2014.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2014 Estimated Results
	U.S. Cellular		TDS Telecom (1)		TDS (1)(3)
	Current	Previous	Current	Previous	Current	Previous
(Dollars in millions)
Total operating revenues	$3,900-$4,000	N/A	$1,050-$1,100	Unchanged	$4,970-$5,120	N/A
Adjusted income before income taxes (2)	$350-$450	N/A	$260-$290	$250-$280	$605-$735	N/A
Capital expenditures	$640	Unchanged	$200	Unchanged	$850	N/A

(1)     These estimates do not reflect the effects of the acquisition of BendBroadband.

(2)     Adjusted income before income taxes is defined as income before income taxes, adjusted for the items set forth in the reconciliation below. Adjusted income before income taxes excludes these items in order to show operating results on a more comparable basis from period to period. From time to time, TDS may exclude other items from adjusted income before income taxes if such items help reflect operating results on a more comparable basis. TDS does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Adjusted income before income taxes is not a measure of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as an alternative to income before income taxes as an indicator of the company’s operating performance or as an alternative to cash flows from operating activities, determined in accordance with GAAP, as an indicator of cash flows or as a measure of liquidity. TDS believes adjusted income before income taxes is a useful measure of TDS’ operating results before significant recurring non-cash charges, discrete gains and losses, and financing charges (interest expense). The following tables provide a reconciliation of income before income taxes to adjusted income before income taxes for 2014 estimated results, six months ended June 30, 2014 actual results, and year ended December 31, 2013 actual results:

	2014 Estimated Results
	U.S. Cellular	TDS Telecom (1)	TDS (1)(3)
(Dollars in millions)
Income (loss) before income taxes	($189)-($89)	$35-$65	($249)-($119)
Depreciation, amortization and accretion	$630	$225	$865
(Gain) loss on sale of business and other exit costs, net	($50)	―	($25)
(Gain) loss on license sales and exchanges	($91)	―	($91)
Interest expense	$50	―	$105
Adjusted income before income taxes	$350-$450	$260-$290	$605-$735

	Actual Results
	Six months ended June 30, 2014			Year ended December 31, 2013
	U.S. Cellular	TDS Telecom	TDS (3)	U.S. Cellular	TDS Telecom	TDS (3)
(Dollars in millions)
Income (loss) before income taxes	$1	$39	($7)	$258	$49	$293
Depreciation, amortization and accretion expense	$316	$107	$429	$804	$203	$1,018
(Gain) loss on sale of business and other exit costs, net	($17)	—	($4)	($247)	—	($301)
(Gain) loss on license sales and exchanges	($91)	—	($91)	($255)	—	($255)
(Gain) loss on investments	—	—	—	($19)	($1)	($15)
Interest expense	$29	($1)	$56	$44	($2)	$99
Adjusted income before income taxes	$238	$145	$383	$585	$249	$839

(3)     The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.

Stock Repurchase Summary

TDS began repurchasing stock under its $250 million repurchase authorization on Aug. 5, 2013.   The following represents repurchases of TDS Common Shares.

Repurchase Period	# Shares	Cost (in millions)
2014 (second quarter)	650,628	$17.3
2014 (first quarter)	157,891	$3.8
2013 (full year)	338,851	$9.7
Total	1,147,370	$30.8

Conference Call Information

TDS will hold a conference call on Aug. 1, 2014 at 9:30 a.m. CDT.

•          Access the live call on the Events & Presentations page of investors.teldta.com  or at www.videonewswire.com/event.asp?id=100144 .

•         Access the call by phone at 877-407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.teldta.com. The call will be archived on the Events & Presentations page of investors.teldta.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 5.8 million customers nationwide through its business units, U.S. Cellular, TDS Telecom, OneNeck IT Solutions and Baja Broadband. Founded in 1969 and headquartered in Chicago, TDS employed 10,100 people as of June 30, 2014.

Visit www.teldta.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane McCahon, Vice President, Corporate Relations and Corporate Secretary

312- 592-5379

jane.mccahon@teldta.com

Julie Mathews, Investor Relations Manager

312- 592-5341

 julie.mathews@teldta.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisition and divestiture transactions,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets;  pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.teldta.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Total Markets* Summary Operating Data (Unaudited)

As of or for the Quarter Ended	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Retail Customers
Postpaid
Total at end of period	4,148,000	4,174,000	4,267,000	4,343,000	4,412,000
Gross additions	190,000	197,000	176,000	165,000	165,000
Net additions (losses)	(26,000)	(93,000)	(71,000)	(60,000)	(120,000)
ARPU (1)	$56.82	$57.59	$53.53	$54.64	$54.18
Churn rate (2)	1.7%	2.3%	1.9%	1.7%	2.0%
Smartphone penetration (3)	55.3%	53.1%	50.8%	47.1%	45.5%
Prepaid
Total at end of period	352,000	356,000	343,000	370,000	381,000
Gross additions	65,000	85,000	63,000	65,000	77,000
Net additions (losses)	(4,000)	13,000	(26,000)	(11,000)	(7,000)
ARPU (1)	$34.02	$32.22	$31.66	$28.72	$31.69
Churn rate (2)	6.5%	6.9%	8.3%	6.8%	6.8%
Total customers at end of period	4,653,000	4,684,000	4,774,000	4,875,000	4,968,000
Billed ARPU (1)	$53.36	$53.93	$50.25	$50.92	$50.60
Service revenue ARPU (1)	$60.32	$60.19	$57.05	$58.36	$57.45
Smartphones sold as a percent of total devices sold	72.6%	73.0%	79.6%	65.2%	66.0%
Total population
Consolidated markets (4)	54,817,000	54,817,000	58,013,000	84,025,000	84,025,000
Consolidated operating markets (4)	31,729,000	31,729,000	31,759,000	31,822,000	31,822,000
Market penetration at end of period
Consolidated markets (5)	8.5%	8.5%	8.2%	5.8%	5.9%
Consolidated operating markets (5)	14.7%	14.8%	15.0%	15.3%	15.6%
Capital expenditures (000s)	$143,927	$89,581	$208,135	$242,459	$168,497
Total cell sites in service	6,183	6,165	6,975	7,687	7,748
Owned towers	4,457	4,448	4,448	4,422	4,411

*         Represents U.S. Cellular’s consolidated markets. These results include markets which U. S. Cellular currently consolidates, or previously consolidated in the periods presented, and are not adjusted in prior periods for subsequent divestitures or deconsolidations.

Refer to U.S. Cellular’s Form 8-K filed on August 2, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three and six months ended June 30, 2013, as if the transactions had occurred at the beginning of the period.

United States Cellular Corporation
Core* Markets Summary Operating Data (Unaudited)

As of or for the Quarter Ended	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Retail Customers
Postpaid
Total at end of period	4,148,000	4,174,000	4,267,000	4,343,000	4,412,000
Gross additions	190,000	197,000	176,000	165,000	165,000
Net additions (losses)	(26,000)	(93,000)	(71,000)	(60,000)	(53,000)
ARPU (1)	$56.82	$57.59	$53.53	$54.64	$54.44
Churn rate (2)	1.7%	2.3%	1.9%	1.7%	1.6%
Smartphone penetration (3)	55.3%	53.1%	50.8%	47.1%	45.5%
Prepaid
Total at end of period	352,000	356,000	343,000	370,000	381,000
Gross additions	65,000	85,000	63,000	65,000	76,000
Net additions (losses)	(4,000)	13,000	(26,000)	(11,000)	8,000
ARPU (1)	$34.02	$32.22	$31.66	$28.72	$31.65
Churn rate (2)	6.5%	6.9%	8.3%	6.8%	6.0%
Total customers at end of period	4,653,000	4,684,000	4,774,000	4,875,000	4,968,000
Billed ARPU (1)	$53.36	$53.93	$50.25	$50.92	$50.98
Service revenue ARPU (1)	$60.32	$60.19	$57.05	$58.36	$57.88
Smartphones sold as a percent of total devices sold	72.6%	73.0%	79.6%	65.2%	66.1%
Total population
Consolidated markets (4)	54,817,000	54,817,000	58,013,000	84,025,000	84,025,000
Consolidated operating markets (4)	31,729,000	31,729,000	31,759,000	31,822,000	31,822,000
Market penetration at end of period
Consolidated markets (5)	8.5%	8.5%	8.2%	5.8%	5.9%
Consolidated operating markets (5)	14.7%	14.8%	15.0%	15.3%	15.6%
Capital expenditures (000s)	$143,927	$89,581	$211,247	$239,332	$171,166
Total cell sites in service	6,183	6,165	6,161	6,127	6,113
Owned towers	3,892	3,883	3,883	3,857	3,846

*      U.S. Cellular’s Core Markets excludes the results of the Divestiture Markets and NY1 and NY2 Partnerships for the periods presented.

Refer to U.S. Cellular’s Form 8-K filed on August 2, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three and six months ended June 30, 2013, as if the transactions had occurred at the beginning of the period.

(1)     ARPU metrics are calculated by dividing a revenue base by an average number of customers by the number of months in the period.  These revenue bases and customer populations are shown below:

a.        Postpaid ARPU consists of total postpaid service revenues and postpaid customers.

b.        Prepaid ARPU consists of total prepaid service revenues and prepaid customers.

c.         Billed ARPU consists of total retail service or “billed” revenues (total postpaid, prepaid and reseller service revenues) and postpaid, prepaid and reseller customers.

d.        Service revenue ARPU consists of total retail service revenues, inbound roaming and other service revenues and postpaid, prepaid and reseller customers.

(2)     Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(3)     Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding tablets. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid customers.

(4)     The decrease in the population of Consolidated markets is due primarily to the divestiture of the Mississippi Valley non-operating license in October 2013 and the majority of the St. Louis area non-operating market license in March 2014. Total Population is used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively. See footnote (5) below.

(5)     Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.  The increase in penetration is due primarily to a lower denominator as a result of the license divestitures described in footnote (4) above.

TDS Telecom
Summary Operating Data (Unaudited)

Quarter Ended	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
TDS Telecom
Wireline
Residential connections
Voice (1)	346,100	348,700	352,100	358,100	364,100
Broadband (2)	232,700	229,000	227,000	229,500	231,700
IPTV (3)	18,200	15,900	13,800	12,200	10,500
Wireline residential connections	597,000	593,600	592,900	599,800	606,300

Total residential revenue per connection (4)	$41.05	$40.79	$40.93	$41.12	$40.10

Commercial connections
Voice (1)	206,200	212,200	218,400	223,800	229,100
Broadband (2)	26,000	26,600	27,100	27,600	28,200
managedIP (5)	133,300	131,000	127,600	121,000	112,000
Wireline commercial connections	365,500	369,800	373,100	372,400	369,300

Total Wireline connections	962,500	963,400	966,000	972,200	975,600

Cable
Cable Connections
Video (6)	69,700	68,700	69,100	70,300
Broadband (7)	63,200	63,000	61,000	59,800
Voice (7)	17,800	17,700	17,200	16,800
Cable connections	150,700	149,400	147,300	146,900

Total residential revenue per connection (4)	$56.80	$57.37	$55.27	$55.67

(1)     The individual circuit connecting customers to TDS Telecom’s central office facilities.

(2)     The number of customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.

(3)     The number of customers provided video services using IP networking technology.

(4)     Total residential revenue divided by the average number of total residential connections.

(5)     The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.

(6)     Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(7)     Broadband and voice connections reflect billable number of lines into a building for high speed data and voice services, respectively.

TDS Telecom
Capital Expenditures (000s)

Quarter Ended	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Wireline	$27,400	$22,900	$46,000	$32,800	$33,300
Cable	7,200	6,200	7,000	1,400	—
HMS	10,600	2,800	9,200	2,400	2,300
	$45,200	$31,900	$62,200	$36,600	$35,600

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Three Months Ended June 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2014	2013	Amount	Percent
Operating revenues
U.S. Cellular	$957,773	$995,130	$(37,357)	(4%)
TDS Telecom	270,850	223,460	47,390	21%
All Other (1)	7,769	9,576	(1,807)	(19%)
	1,236,392	1,228,166	8,226	1%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	863,361	813,464	49,897	6%
Depreciation, amortization and accretion	148,337	202,580	(54,243)	(27%)
(Gain) loss on asset disposals, net	6,893	9,018	(2,125)	(24%)
(Gain) loss on sale of business and other exit costs, net	(10,511)	(249,024)	238,513	96%
	1,008,080	776,038	232,042	30%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	197,427	162,954	34,473	21%
Depreciation, amortization and accretion	53,175	48,756	4,419	9%
(Gain) loss on asset disposals, net	983	(682)	1,665	>(100%)
	251,585	211,028	40,557	19%
All Other (1)(2)
Expenses excluding depreciation and amortization	9,613	10,033	(420)	(4%)
Depreciation and amortization	3,055	2,867	188	7%
(Gain) loss on asset disposals, net	27	(17)	44	>(100%)
(Gain) loss on sale of business and other exit costs, net	13,122	(54,010)	67,132	>(100%)
	25,817	(41,127)	66,944	>(100%)

Total operating expenses	1,285,482	945,939	339,543	36%
Operating income (loss)
U.S. Cellular	(50,307)	219,092	(269,399)	>(100%)
TDS Telecom	19,265	12,432	6,833	55%
All Other (1)(2)	(18,048)	50,703	(68,751)	>(100%)
	(49,090)	282,227	(331,317)	>(100%)
Investment and other income (expense)
Equity in earnings of unconsolidated entities	34,790	35,605	(815)	(2%)
Interest and dividend income	2,751	2,600	151	6%
Gain (loss) on investments	—	14,518	(14,518)	N/M
Interest expense	(27,898)	(23,749)	(4,149)	(17%)
Other, net	50	(197)	247	>(100%)
Total investment and other income	9,693	28,777	(19,084)	(66%)
Income (loss) before income taxes	(39,397)	311,004	(350,401)	>(100%)
Income tax expense (benefit)	(13,671)	132,607	(146,278)	>(100%)
Net income (loss)	(25,726)	178,397	(204,123)	>(100%)
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(3,688)	22,320	(26,008)	>(100%)
Net income (loss) attributable to TDS shareholders	(22,038)	156,077	(178,115)	>(100%)
TDS Preferred dividend requirement	(12)	(12)	—	—
Net income (loss) available to common shareholders	$(22,050)	$156,065	$(178,115)	>(100%)

Basic weighted average shares outstanding	108,719	108,385	334	—
Basic earnings (loss) per share attributable to TDS shareholders	$(0.20)	$1.44	$(1.64)	>(100%)

Diluted weighted average shares outstanding	108,719	108,913	(194)	—
Diluted earnings (loss) per share attributable to TDS shareholders	$(0.20)	$1.42	$(1.62)	>(100%)

(1)     Consists of Non-Reportable Segment, corporate operations and intercompany eliminations between U.S. Cellular, TDS Telecom, the Non-Reportable Segment and corporate operations.

(2)     Due to the Airadigm Transaction, TDS recognized expenses of $13.1 million related to exit and disposal activities in 2014.  In 2013, TDS recognized an incremental gain of $53.5 million compared to U.S. Cellular upon closing of the Divestiture Transaction as a result of lower asset basis in the assets disposed.

N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Six Months Ended June 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2014	2013	Amount	Percent
Operating revenues
U.S. Cellular	$1,883,584	$2,076,876	$(193,292)	(9%)
TDS Telecom	533,266	440,521	92,745	21%
All Other (1)	15,504	19,342	(3,838)	(20%)
	2,432,354	2,536,739	(104,385)	(4%)
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	1,710,006	1,691,534	18,472	1%
Depreciation, amortization and accretion	316,090	392,425	(76,335)	(19%)
(Gain) loss on asset disposals, net	8,827	14,452	(5,625)	(39%)
(Gain) loss on sale of business and other exit costs, net	(17,411)	(242,093)	224,682	93%
(Gain) loss on license sales and exchanges	(91,446)	—	(91,446)	N/M
	1,926,066	1,856,318	69,748	4%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	387,730	322,440	65,290	20%
Depreciation, amortization and accretion	106,950	98,247	8,703	9%
(Gain) loss on asset disposals, net	1,327	(489)	1,816	>(100%)
	496,007	420,198	75,809	18%
All Other (1)(2)
Expenses excluding depreciation and amortization	18,939	19,272	(333)	(2%)
Depreciation and amortization	6,446	5,608	838	15%
(Gain) loss on asset disposals, net	179	(28)	207	>(100%)
(Gain) loss on sale of business and other exit costs, net	13,122	(54,010)	67,132	>(100%)
	38,686	(29,158)	67,844	>(100%)

Total operating expenses	2,460,759	2,247,358	213,401	9%
Operating income (loss)
U.S. Cellular	(42,482)	220,558	(263,040)	>(100%)
TDS Telecom	37,259	20,323	16,936	83%
All Other (1)(2)	(23,182)	48,500	(71,682)	>(100%)
	(28,405)	289,381	(317,786)	>(100%)
Investment and other income (expense)
Equity in earnings of unconsolidated entities	72,117	62,694	9,423	15%
Interest and dividend income	5,237	4,178	1,059	25%
Gain (loss) on investments	―	14,518	(14,518)	N/M
Interest expense	(56,605)	(48,247)	(8,358)	(17%)
Other, net	210	(351)	561	>(100%)
Total investment and other income	20,959	32,792	(11,833)	(36%)
Income (loss) before income taxes	(7,446)	322,173	(329,619)	>(100%)
Income tax expense (benefit)	(2,014)	136,787	(138,801)	>(100%)
Net income (loss)	(5,432)	185,386	(190,818)	>(100%)
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(1,648)	27,890	(29,538)	>(100%)
Net income (loss) attributable to TDS shareholders	(3,784)	157,496	(161,280)	>(100%)
TDS Preferred dividend requirement	(25)	(25)	—	—
Net income (loss) available to common shareholders	$(3,809)	$157,471	$(161,280)	>(100%)

Basic weighted average shares outstanding	108,853	108,320	533	—
Basic earnings (loss) per share attributable to TDS shareholders	$(0.04)	$1.45	$(1.49)	>(100%)

Diluted weighted average shares outstanding	108,853	108,827	26	—
Diluted earnings (loss) per share attributable to TDS shareholders	$(0.04)	$1.44	$(1.48)	>(100%)

(1)     Consists of Non-Reportable Segment, corporate operations and intercompany eliminations between U.S. Cellular, TDS Telecom, the Non-Reportable Segment and corporate operations.

(2)     Due to the Airadigm Transaction, TDS recognized expenses of $13.1 million related to exit and disposal activities in 2014.  In 2013, TDS recognized an incremental gain of $53.5 million compared to U.S. Cellular upon closing of the Divestiture Transaction as a result of lower asset basis in the assets disposed.

N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	June 30,	December 31,
	2014	2013
Current assets
Cash and cash equivalents	$874,860	$830,014
Short-term investments	40,035	50,104
Accounts receivable from customers and others	624,261	731,114
Inventory, net	205,886	244,560
Net deferred income tax asset	106,077	106,077
Prepaid expenses	88,860	87,920
Income taxes receivable	9,197	2,397
Other current assets	32,274	35,151
	1,981,450	2,087,337

Assets held for sale	5,980	16,027

Investments
Licenses	1,460,484	1,423,779
Goodwill	834,352	836,843
Franchise rights	124,487	123,668
Other intangible assets, net	61,536	71,454
Investments in unconsolidated entities	308,661	301,772
Other investments	589	641
	2,790,109	2,758,157

Property, plant and equipment, net
U.S. Cellular	2,761,404	2,856,520
TDS Telecom	962,377	984,634
Other	26,166	36,990
	3,749,947	3,878,144

Other assets and deferred charges	180,183	164,482

Total assets	$8,707,669	$8,904,147

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	June 30,	December 31,
	2014	2013
Current liabilities
Current portion of long-term debt	$890	$1,646
Accounts payable	425,051	496,069
Customer deposits and deferred revenues	302,496	289,445
Accrued interest	6,671	6,673
Accrued taxes	73,227	70,518
Accrued compensation	98,099	115,031
Other current liabilities	166,270	212,374
	1,072,704	1,191,756

Liabilities held for sale	722	―

Deferred liabilities and credits
Net deferred income tax liability	828,458	862,975
Other deferred liabilities and credits	460,862	458,709

Long-term debt	1,718,832	1,720,074

Noncontrolling interests with redemption features	911	536

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1,327	1,327
Capital in excess of par value	2,312,515	2,308,807
Treasury shares, at cost	(737,835)	(721,354)
Accumulated other comprehensive loss	(980)	(569)
Retained earnings	2,496,735	2,529,626
Total TDS shareholders' equity	4,071,762	4,117,837

Preferred shares	824	824
Noncontrolling interests	552,594	551,436

Total equity	4,625,180	4,670,097

Total liabilities and equity	$8,707,669	$8,904,147

Balance Sheet Highlights
June 30, 2014
(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany		TDS
	Cellular	Telecom	& Other	Eliminations		Consolidated
Cash and cash equivalents	$404,058	$87,170	$383,632	$	―	$874,860
Affiliated cash investments	―	466,295	―		(466,295)	―
Short-term investments	40,035	―	―		―	40,035
	$444,093	$553,465	$383,632		$(466,295)	$914,895

Licenses, goodwill and other intangible assets	$1,825,355	$786,487	$(130,983)	$	―	$2,480,859
Investment in unconsolidated entities	270,215	3,810	41,789		(7,153)	308,661
Long-term and other investments	―	588	1		―	589
	$2,095,570	$790,885	$(89,193)		$(7,153)	$2,790,109

Property, plant and equipment, net	$2,761,404	$962,377	$26,166	$	―	$3,749,947

Long-term debt:
Current portion	$46	$57	$787	$	―	$890
Non-current portion	876,715	1,424	840,693		―	1,718,832
	$876,761	$1,481	$841,480	$	―	$1,719,722

Telephone and Data Systems, Inc.

Schedule of Cash and Cash Equivalents and Investments

(Unaudited, dollars in thousands)

The following table presents TDS’ cash and cash equivalents and investments at June 30, 2014 and December 31, 2013.

	June 30,	December 31,
	2014	2013

Cash and cash equivalents	$874,860	$830,014

Amounts included in short-term investments (1) (2)
U.S. Treasury Notes	40,035	50,104

Total cash and cash equivalents and investments	$914,895	$880,118

(1)     Designated as held-to-maturity investments and are recorded at amortized cost in the Consolidated Balance Sheet.

(2)     Maturities are less than twelve months from the respective balance sheet dates.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
Six Months Ended June 30,
(Unaudited, dollars in thousands)
	2014	2013
Cash flows from operating activities
Net income (loss)	$(5,432)	$185,386
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	429,486	496,280
Bad debts expense	52,098	35,187
Stock-based compensation expense	15,488	12,902
Deferred income taxes, net	(33,346)	(21,246)
Equity in earnings of unconsolidated entities	(72,117)	(62,694)
Distributions from unconsolidated entities	65,569	47,635
(Gain) loss on asset disposals, net	10,333	13,935
(Gain) loss on sale of business and other exit costs, net	(4,289)	(296,103)
(Gain) loss on investments	—	(14,518)
(Gain) loss on license sales and exchanges	(91,446)	—
Noncash interest expense	1,014	997
Other operating activities	3	505
Changes in assets and liabilities from operations
Accounts receivable	40,459	(5,781)
Inventory	38,674	(8,105)
Accounts payable	(43,132)	58,204
Customer deposits and deferred revenues	13,139	7,897
Accrued taxes	1,049	150,425
Accrued interest	22	2,172
Other assets and liabilities	(101,930)	(81,586)
	315,642	521,492

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(339,907)	(384,281)
Cash paid for acquisitions and licenses	(18,681)	(14,150)
Cash received from divestitures	125,905	480,000
Cash received for investments	10,000	15,000
Other investing activities	3,720	14,127
	(218,963)	110,696

Cash flows from financing activities
Repayment of long-term debt	(589)	(605)
TDS Common Shares reissued for benefit plans, net of tax payments	401	776
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	830	(2,206)
Repurchase of TDS Common Shares	(20,090)	—
Repurchase of U.S. Cellular Common Shares	(8,298)	(18,425)
Dividends paid to TDS shareholders	(29,107)	(27,598)
U.S. Cellular dividends paid to noncontrolling public shareholders	—	(75,235)
Distributions to noncontrolling interests	(482)	(3,292)
Other financing activities	5,502	331
	(51,833)	(126,254)

Net increase in cash and cash equivalents	44,846	505,934
Cash and cash equivalents
Beginning of period	830,014	740,481
End of period	$874,860	$1,246,415

TDS Telecom Highlights
Three Months Ended June 30,
(Unaudited, dollars in thousands)

			Change
	2014	2013	Amount	Percent
Wireline
Operating revenues
Residential	$73,360	$72,911	$449	1%
Commercial	57,472	57,128	344	1%
Wholesale	49,465	51,389	(1,924)	(4%)
Total service revenues	180,297	181,428	(1,131)	(1%)
Equipment sales	431	765	(334)	(44%)
	180,728	182,193	(1,465)	(1%)
Operating expenses
Cost of services	64,305	65,729	(1,424)	(2%)
Cost of equipment sold	481	1,094	(613)	(56%)
Selling, general and administrative expenses	47,708	56,692	(8,984)	(16%)
Depreciation, amortization and accretion	41,827	43,193	(1,366)	(3%)
(Gain) loss on asset disposals, net	514	(765)	1,279	>100%
	154,835	165,943	(11,108)	(7%)

Operating income	$25,893	$16,250	$9,643	59%

Cable
Operating revenues
Residential	$18,222	$—	$18,222	N/M
Commercial	4,262	—	4,262	N/M
	22,484	—	22,484	N/M
Operating expenses
Cost of services	11,394	—	11,394	N/M
Selling, general and administrative expenses	6,285	—	6,285	N/M
Depreciation, amortization and accretion	4,557	—	4,557	N/M
Loss on asset disposals, net	425	—	425	N/M
	22,661	—	22,661	N/M

Operating loss	$(177)	$—	$(177)	N/M

HMS
Operating revenues
Service revenues	$27,575	$23,205	$4,370	19%
Equipment sales	40,361	18,169	22,192	>100%
	67,936	41,374	26,562	64%
Operating expenses
Cost of services	21,301	15,071	6,230	41%
Cost of equipment sold	33,875	15,114	18,761	>100%
Selling, general and administrative expenses	12,376	9,361	3,015	32%
Depreciation, amortization and accretion	6,791	5,563	1,228	22%
Loss on asset disposals, net	44	83	(39)	(47%)
	74,387	45,192	29,195	65%

Operating loss	$(6,451)	$(3,818)	$(2,633)	(69%)

Intercompany revenues	$(298)	$(107)	$(191)	>(100)%
Intercompany expenses	(298)	(107)	(191)	>(100)%

Total TDS Telecom operating income	$19,265	$12,432	$6,833	55%

TDS Telecom Highlights
Six Months Ended June 30,
(Unaudited, dollars in thousands)

			Change
	2014	2013	Amount	Percent
Wireline
Operating revenues
Residential	$145,865	$145,915	$(50)	—
Commercial	115,452	114,253	1,199	1%
Wholesale	95,913	101,938	(6,025)	(6%)
Total service revenues	357,230	362,106	(4,876)	(1%)
Equipment sales	984	1,662	(678)	(41%)
	358,214	363,768	(5,554)	(2%)
Operating expenses
Cost of services	128,705	132,168	(3,463)	(3%)
Cost of equipment sold	964	2,104	(1,140)	(54%)
Selling, general and administrative expenses	94,228	114,072	(19,844)	(17%)
Depreciation, amortization and accretion	84,563	87,216	(2,653)	(3%)
(Gain) loss on asset disposals, net	759	(602)	1,361	>100%
	309,219	334,958	(25,739)	(8%)

Operating income	$48,995	$28,810	$20,185	70%

Cable
Operating revenues
Residential	$36,475	$—	$36,475	N/M
Commercial	8,512	—	8,512	N/M
	44,987	—	44,987	N/M
Operating expenses
Cost of services	22,349	—	22,349	N/M
Selling, general and administrative expenses	12,663	—	12,663	N/M
Depreciation, amortization and accretion	8,918	—	8,918	N/M
Loss on asset disposals, net	490	—	490	N/M
	44,420	—	44,420	N/M

Operating income	$567	$—	$567	N/M

HMS
Operating revenues
Service revenues	$54,951	$45,205	$9,746	22%
Equipment sales	76,093	31,733	44,360	>100%
	131,044	76,938	54,106	70%
Operating expenses
Cost of services	38,247	28,673	9,574	33%
Cost of equipment sold	64,342	26,326	38,016	>100%
Selling, general and administrative expenses	27,211	19,282	7,929	41%
Depreciation, amortization and accretion	13,469	11,031	2,438	22%
Loss on asset disposals, net	78	113	(35)	(31%)
	143,347	85,425	57,922	68%

Operating loss	$(12,303)	$(8,487)	$(3,816)	(45%)

Intercompany revenues	$(979)	$(185)	$(794)	>(100)%
Intercompany expenses	(979)	(185)	(794)	>(100)%

Total TDS Telecom operating income	$37,259	$20,323	$16,936	83%

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)

	TDS Consolidated

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Cash flows from operating activities	$210,705	$275,140	$315,642	$521,492
Add: Sprint Cost Reimbursement	22,862	—	34,116	—
Less: Cash used for additions to property, plant and equipment	189,017	207,963	339,907	384,281
Adjusted free cash flow (1)	$44,550	$67,177	$9,851	$137,211

(1)     Adjusted free cash flow is defined as Cash flows from operating activities, as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment. The prior manner of calculating free cash flow has been adjusted to include the Sprint Cost Reimbursement. The reason for this is that the Sprint decommissioning cash outflows are included in “Cash flows from operating activities,” but the reimbursements from Sprint related to these outflows are not included in this caption.